SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 24, 2000


                         CHORUS COMMUNICATIONS GROUP, LTD.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 WISCONSIN
                  (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                 333-23435
                           (COMMISSION FILE NO.)

                                 39-1880843
                           (IRS EMPLOYER ID NO.)

             8501 EXCELSIOR DRIVE, MADISON, WISCONSIN      53717
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (608) 828-2000




Item 5.     OTHER EVENTS.

            Chorus Communications Group, Ltd. (the "Company") today announced that it has entered into an Agreement and Plan of Merger, dated as of November 24, 2000 (the "Merger Agreement"), by and among the Company, Telephone and Data Systems, Inc. ("TDS") and Singer Acquisition Corp., a wholly-owned subsidiary of TDS.

          A copy of the Merger Agreement is filed as Exhibit 2.1 hereto. A copy of the news release, dated November 27, 2000, relating to the Merger Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      Exhibit Number    Exhibit Description
      --------------    -------------------
      2.1               Agreement and Plan of Merger, dated as of November
                        24, 2000, by and among Chorus Communications Group,
                        Ltd., Telephone and Data Systems, Inc. and Singer
                        Acquisition Corp.

      99.1 Text of News Release Relating to the Merger Agreement, dated November 27, 2000.



                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHORUS COMMUNICATIONS GROUP, LTD.
                              (Registrant)


Date:  November 27, 2000      By: /s/ Howard G. Hopeman
                              Howard G. Hopeman
                              Executive Vice-President, Chief Financial
                              Officer and Treasurer